DEBT AND CAPITAL LEASE OBLIGATIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS

NOTE 11 – DEBT AND CAPITAL LEASE OBLIGATIONS

The current and non-current portions of long-term debt and capital lease obligations as of June 30, 2013 and December 31, 2012 are as follows (in thousands):

	June 30, 2013		December 31, 2012
	Current	Non-Current	Current	Non-Current
3.25% Convertible Senior Notes due 2028	$—	$5,334	$48,081	$—
7.875% Senior Notes due 2021	—	300,000	—	—
Capital lease obligations	5,485	1,244	7,902	3,460

	$5,485	$306,578	$55,983	$3,460

3.25% Convertible Senior Notes due 2028

Per the indenture governing the 3.25% Convertible Senior Notes due 2028 (the “Convertible Notes”), the Company announced on February 13, 2013 that it was offering to repurchase all of its outstanding 3.25% Convertible Senior Notes due 2028. As of February 12, 2013, there was $48.7 million aggregate principal amount of Convertible Notes outstanding. The Company repurchased $43.3 million in aggregate principal amount, leaving a balance of $5.3 million at June 30, 2013.

7.875% Senior Notes due 2021

On January 29, 2013, the Company completed an offering of $300 million in aggregate principal amount of 7.875% Senior Notes due 2021 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). As of June 30, 2013, the outstanding balance of Notes was $300 million.

Revolving Credit Facility

On August 1, 2012, Coeur Alaska, Inc. and Coeur Rochester, Inc. (the “Borrowers”), each a wholly-owned subsidiary of the Company, entered into a new Credit Agreement (the “Credit Agreement”) by and among the Company, the Borrowers, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent. The Credit Agreement provides for a senior secured revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of up to $100.0 million, which principal amount may be increased, subject to receiving additional commitments therefor, by up to $50.0 million. There is a commitment fee of 0.10% on the unused portion of the line. The unused line fee for the three and six months ended June 30, 2013 was $ 0.1 and $0.3 million, respectively and was charged to interest expense.

As of June 30, 2013, no amounts were outstanding under the Revolving Credit Facility.

Palmarejo Gold Production Royalty Obligation

The Company recognized accretion expense on the Palmarejo gold production royalty obligation for the three months ended June 30, 2013 and 2012 of $4.1 million and $5.6 million, respectively. As of June 30, 2013 and December 31, 2012, the remaining minimum obligation under the royalty agreement was $56.5 million and $61.9 million, of which $23.9 million and $24.0 million were current, respectively.

Interest Expense

The Company expenses interest incurred on its various debt instruments as a cost of operating its properties. For the three and six months ended June 30, 2013, the Company expensed interest of $10.9 million and $20.7 million, respectively. For the three and six months ended June 30, 2012, the Company expensed interest of $7.6 and $14.2 million, respectively.

Interest expense is made up of the following (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
3.25% Convertible Senior Notes due 2028	$43	$395	$380	$791
7.875% Senior Notes due 2021	5,906	—	10,041	—
Revolving Credit Facility	133	—	258	—
Kensington Term Facility (terminated in 2012)	—	906	—	1,880
Capital lease obligations	98	265	266	608
Other debt obligations	72	162	268	230
Accretion of Palmarejo gold production royalty obligation	4,107	5,559	8,170	10,663
Amortization of debt issuance costs	539	251	1,064	508
Accretion of debt discount	—	629	576	1,241
Capitalized interest	32	(610)	(361)	(1,694)

Total interest expense, net of capitalized interest	$10,930	$7,557	$20,662	$14,227

NOTE 14 – DEBT, CAPITAL LEASES AND ROYALTY OBLIGATION

The current and non-current portions of long-term debt and capital lease obligations as of December 31, 2012 and December 31, 2011 are as follows (in thousands):

	December 31, 2012		December 31, 2011
	Current	Non-Current	Current	Non-Current
3.25% Convertible Senior Notes due March 2028	$48,081	$—	$—	$45,545
Kensington Term Facility	—	—	15,398	60,425
Capital lease obligations	7,902	3,460	17,119	9,891
Other	—	—	85	—

	$55,983	$3,460	$32,602	$115,861

3.25% Convertible Senior Notes

As of December 31, 2012, the outstanding balance of the 3.25% Convertible Senior Notes due 2028 was $48.7 million, or $48.1 million net of debt discount. The notes are classified as current liabilities as of December 31, 2012 as a result of the holders’ option to require the Company to repurchase the notes on March 15, 2013.

The fair value of the notes outstanding, as determined by market transactions at December 31, 2012 and December 31, 2011 was $48.2 million and $49.2 million, respectively. The carrying value of the equity component at December 31, 2012 and December 31, 2011 was $10.9 million.

For the years ended December 31, 2012 and 2011, interest expense recognized was $1.6 million and $1.6 million, respectively. For the years ended December 31, 2012 and 2011 accretion of the debt discount was $2.5 million and $2.3 million, respectively. The debt discount remaining at December 31, 2012 was $0.6 million, which will be amortized through March 15, 2013. The effective interest rate on the notes was 8.9%.

Revolving Credit Facility

On August 1, 2012, Coeur Alaska, Inc. and Coeur Rochester, Inc. (the “Borrowers”), each a wholly-owned subsidiary of the Company, entered into a new Credit Agreement (the “Credit Agreement”) by and among the Company, the Borrowers, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent. The Credit Agreement provides for a senior secured revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of up to $100.0 million, which principal amount may be increased, subject to receiving additional commitments therefor, by up to $50.0 million. The unused line fee for the year ended December 31, 2012 was $ 0.2 million and was charged to interest expense.

The term of the Revolving Credit Facility is four years. Amounts may be borrowed under the Revolving Credit Facility to finance working capital and general corporate purposes of the Company and its subsidiaries, including the payment of fees and expenses incurred in connection with the Revolving Credit Facility. The obligations under the Revolving Credit Facility are secured by substantially all of the assets of the Company and its domestic subsidiaries, including the land, mineral rights and infrastructure at the Kensington and Rochester mines, as well as a pledge of the shares of certain of the Company’s subsidiaries. In addition, in connection with the Revolving Credit Facility, Coeur Alaska, Inc. retained its existing hedge positions established under the Kensington Term Facility described below, with Wells Fargo Bank, N.A. as hedge provider.

Borrowings under the Revolving Credit Facility bear interest at a rate selected by the Borrowers equal to either LIBOR plus a margin of 2.25% – 3.25% or an alternate base rate plus a margin of 1.25% – 2.25%, with the margin determined by reference to the Company’s ratio of consolidated debt to adjusted EBITDA.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Revolving Credit Facility are permitted without prepayment premium or penalty, subject to payment of customary LIBOR breakage costs. Amounts so repaid may be re-borrowed subject to customary requirements.

The Revolving Credit Facility contains representations and warranties, events of default and affirmative and negative covenants that are usual and customary, including covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional debt, incur or permit liens on assets, make investments and acquisitions, consolidate or merge with any other company, engage in asset sales and make dividends and distributions. The Revolving Credit Facility also contains financial covenants that require (i) the ratio of consolidated debt to adjusted EBITDA to be not greater than 3.25 to 1.00 (subject to a step-down to 3.00 to 1.00 after two years), (ii) the ratio of adjusted EBITDA to interest expense to be not less than 3.00 to 1.00 and (iii) the tangible net worth to be not less than 90% of the tangible net worth as of March 31, 2012 plus 25% of the net income for each fiscal quarter ending after March 31, 2012 to the date of measurement.

As of December 31, 2012, no amounts were outstanding under the Revolving Credit Facility.

Lines of Credit

At December 31, 2012, Empresa Minera Manquiri had two outstanding lines of credit supporting value added tax recoveries in Bolivia. The lines are held with Banco Bisa, $5.0 million bearing interest at 2.75% per annum, and Banco de Credito, $2.5 million bearing interest at 2.5% per annum. There were no balances outstanding on either line at December 31, 2012.

Kensington Term Facility

On August 16, 2012, Coeur Alaska prepaid all obligations and indebtedness outstanding under the Coeur Alaska, Inc. Term Facility Agreement, as amended and restated on December 20, 2010, with Credit Suisse AG (the “Kensington Term Facility”), which totaled approximately $68.6 million and resulted in a $1.0 million loss on the debt extinguishment in 2012. Upon payment in full, the Kensington Term Facility was terminated and all of the liens granted under the Kensington Term Facility were released.

As a condition to the Kensington Term Facility with Credit Suisse, the Company agreed to enter into a gold hedging program which protects a minimum of 243,750 ounces of gold production over the life of the term facility against the risk associated with fluctuations in the market price of gold. This program consists of a series of zero cost collars which consist of a floor price and a ceiling price of gold. Coeur Alaska has transferred these hedge positions to Wells Fargo Bank, N.A., as hedge provider. Call options protecting 97,000 ounces of gold were outstanding at December 31, 2012. The weighted average strike price of the call options was $1,967.89. Put options protecting 122,000 ounces of gold were outstanding at December 31, 2012. The weighted average strike price of the put options was $967.86. Call options protecting 136,000 ounces of gold were outstanding at December 31, 2011. The weighted average strike price of the call options was $1,919.83. Put options protecting 190,000 ounces of gold were outstanding at December 31, 2011. The weighted average strike price of the put options was $951.93.

Capital Lease Obligations

As of December 31, 2012 and December 31, 2011, the Company had outstanding balances on capital leases of $11.4 million and $27.0 million, respectively.

Palmarejo Gold Production Royalty Obligation

On January 21, 2009, Coeur Mexicana entered into a gold production royalty transaction with Franco-Nevada Corporation under which Franco-Nevada purchased a royalty covering 50% of the life of mine gold to be produced from its Palmarejo silver and gold mine in Mexico. Coeur Mexicana received $75.0 million in cash plus a warrant to acquire Franco-Nevada Common Shares (the “Franco-Nevada warrant”), which was valued at $3.0 million at closing of the Franco-Nevada transaction. In September, 2010, the warrant was exercised and the related shares were sold for $10.0 million.

The royalty agreement provides for a minimum obligation to be paid monthly on a total of 400,000 ounces of gold, or 4,167 ounces per month over an initial eight year period. Each monthly payment is an amount equal to the greater of 4,167 ounces of gold or 50% of actual gold production multiplied by the excess of the monthly average market price of gold above $400 per ounce (which $400 floor is subject to a 1% annual inflation compounding adjustment beginning on January 21, 2013). As of December 31, 2012, payments had been made on a total of 202,648 ounces of gold with further payments to be made on an additional 197,352 ounces of gold. After payments have been made on a total of 400,000 ounces of gold, the royalty obligation is payable in the amount of 50% of actual gold production per month multiplied by the excess of the monthly average market price of gold above $400 per ounce, adjusted as described above. Payments under the royalty agreement are to be made in cash or gold bullion. During the years ended December 31, 2012 and 2011, the Company paid $74.7 million and 73.2 million, respectively, in royalty payments to Franco-Nevada Corporation. Payments made during the minimum obligation period will result in a reduction to the remaining minimum obligation. Payments made beyond the minimum obligation period will be recognized as other cash operating expenses and result in an increase to Coeur Mexicana’s reported cash cost per ounce.

The Company used an implicit interest rate of 30.0% to discount the original obligation, based on the fair value of the consideration received projected over the expected future cash flows at inception of the obligation. The discounted obligation is accreted to its expected future value over the expected minimum payment period based on the implicit interest rate. The Company recognized accretion expense on the Palmarejo gold production royalty obligation for the years ended December 31, 2012, 2011, and 2010 of $19.1 million, $22.2 million, and $20.5 million, respectively. As of December 31, 2012 and December 31, 2011, the remaining minimum obligation under the royalty agreement was $61.9 million and $72.1 million, respectively.

The price volatility associated with the minimum royalty obligation is considered an embedded derivative under U.S. GAAP. Fluctuations in the market price of gold since inception of the agreement have resulted in the recognition of additional fair value adjustments and resulted in higher payments to date. Please see Note 19 – Derivative Financial Instruments, Palmarejo Gold Production Royalty, for further discussion of the embedded derivative feature of the royalty agreement.

Interest Expense

The Company expenses interest incurred on its various debt instruments as a cost of operating its properties. For the years ended December 31, 2012, 2011, and 2010 the Company expensed interest of $26.2 million, $34.8 million, and $30.9 million, respectively.

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
3.25% Convertible Senior Notes due March 2028	$1,581	$1,581	$2,394
1.25% Convertible Senior Notes due January 2024 (terminated in 2011)	—	1	28
Senior Term Notes (terminated in 2011)	—	1,381	5,074
Kensington Term Facility (terminated in 2012)	2,339	4,383	2,017
Gold Lease Facility (terminated in 2011)	—	—	677
Capital lease obligations	997	1,620	2,122
Other debt obligations	1,094	1,379	1,423
Accretion of Franco Nevada royalty obligation	19,139	22,230	20,502
Amortization of debt issuance costs	1,146	2,050	4,047
Accretion of debt discount	2,536	2,324	2,543
Capitalized interest	(2,663)	(2,175)	(9,885)

Total interest expense, net of capitalized interest	$26,169	$34,774	$30,942

Capitalized Interest

The Company capitalizes interest incurred on its various debt instruments as a cost of properties under development. For the years ended December 31, 2012, 2011, and 2010 the Company capitalized interest of $2.7 million, $2.2 million, and $9.9 million, respectively.

Minimum Debt Repayments

The following is the Company’s scheduled minimum debt repayments at December 31, 2012:

December 31,	Minimum Debt Repayments (1)
2013	$117,856
2014	64,278
2015	64,888
2016	56,602
2017	—
Thereafter	—

Minimum Debt Repayments	303,624
Debt discount	(48,560)
Present value of net scheduled capital lease payments (See Note 14)	11,362

$266,426

(1)	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.